EXHIBIT 99.2
INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this "Agreement") is made as of this 4th day of December, 2009 (the "Effective Date"), by and among ASI CAPITAL CORPORATION, a Nevada corporation ("Senior Lender"), DAVRIC CORPORATION, a Nevada corporation ("Subordinate Lender"), and VILLAGE AT LONE MOUNTAIN, LLC, a Nevada limited-liability company, INTEGRITY PARTNERS, LLC, a Nevada limited-liability company, and DESTINED TO INVESTIN, LLC, a Nevada limited-liability company (collectively "Borrower"), and is made with reference to the following facts:

RECITALS

A.           On or about December 28, 2006, Senior Lender made a loan to Borrower in the amount of $760,000.00 (the "Loan"), the terms of which were amended on or about June 28, 2008, and which is secured by that certain Trust Deed (along with any and all amendments and modifications thereto and renewals thereof, the "Trust Deed") recorded in the Office of the County Recorder in and for Clark County, Nevada in Book No. 20061229 as Instrument No. 00529, which encumbers that certain real property commonly known as A.P.N. 139-05-801-001 (the "Property") and is more particularly described on the Exhibit A attached hereto and incorporated herein by this reference.

B.           On or about November 1, 2008, at the request of Borrower and with the consent of, and after receiving certain covenants from, Senior Lender, Subordinate Lender made payments (the "Payments") to Senior Lender on behalf of Borrower in satisfaction of certain of Borrower’s obligations under the Loan.

C.           Senior Lender, Borrower, and Subordinate Lender now desire to memorialize the covenants made by Senior Lender and Borrower in favor of Subordinate Lender to induce Subordinate Lender to make the Payments.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto represent, warrant and agree as follows:

1.           Senior Lender hereby consents to Borrower executing the Promissory Note and the Deed of Trust with Assignment of Rents (collectively the "Subordinate Loan Documents") that are collectively attached hereto as Exhibit B, which are incorporated herein by this reference.

2.           Subordinate Lender hereby agrees that the amounts owed to Subordinate Lender (the "Subordinate Indebtedness") are and shall be subject and subordinate to the Loan and the liens and security interests created by the documents that evidence the Loan, including, without limitation, the Trust Deed.  The original principal balance of the Subordinate Indebtedness is $74,100.00 (the "Subordinate Lien Amount").

3.           Subordinate Lender hereby acknowledges that Borrower is in default under the terms of the Loan and the Trust Deed and that simultaneous with the execution and delivery of this Agreement, Borrower has agreed to transfer the Property to Senior Lender pursuant to the terms of that certain Transfer Agreement between Senior Lender, Borrower, certain Borrower affiliates (Vegas Land & Development, LLC and Parkwill Eagle, LLC), and certain guarantors (Chris Goodwill, Tania Goodwill, Levi Parker and Isabelle Parker) (the "Transfer Agreement"). Subordinate Lender further acknowledges that following the consummation of the transactions contemplated by the terms of the Transfer Agreement, Senior Lender will be the fee owner of the Property.  The original principal balance of the Loan is $760,000.00 (the "Senior Lien Amount").

4.           Subordinate Lender hereby acknowledges that, but for Subordinate Lender agreeing to the terms set forth in this Agreement, Senior Lender would have proceeded with, and prosecuted to completion, foreclosure proceedings that, upon completion, would have eliminated any and all encumbrances on the Property that are subordinate to the encumbrance on the Property created by the Loan and the Trust Deed.  As such, Subordinate Lender hereby agrees not to take any action to foreclose any encumbrance created (or to be created) against the Property by the Subordinate Loan Documents; and in the event that Subordinate Lender does foreclose such encumbrance, Subordinate Lender hereby agrees that Subordinate Lender will recognize the Borrower’s obligations under the Loan and will, upon Subordinate Lender’s disposition of the Property, satisfy the Senior Lien Amount and will, after applying proceeds from such disposition to satisfy the Subordinate Lien Amount, remit all remaining proceeds to Senior Lender.

5.           Notwithstanding anything contained in this Agreement or any of the documents that evidence the Loan, Senior Lender shall not take any action against the Property to defeat the encumbrance on the Property created by the Subordinate Loan Documents and, in the event action is so taken by Senior Lender, Senior Lender hereby agrees to execute such documents (the "Replacement Documents") as Subordinate Lender may reasonably request to reinstate the Subordinate Indebtedness in an amount not to exceed the Subordinate Lien Amount, the lien against the Property created by the Subordinate Loan Documents, and the priority thereof (the "Replacement Lien"); provided, however, that notwithstanding anything contained in this Agreement, any of the Replacement Documents, or any Replacement Lien, in no event shall Subordinate Lender receive any amounts in excess of the Subordinate Lien Amount, which Subordinate Lien Amount shall not be paid until after Senior Lender has received, if at all, an amount equal to the Senior Lien Amount.  The timing of any such disposition shall be at the discretion of Senior Lender, which shall be exercised by Senior Lender in Senior Lender’s commercially reasonable discretion.  In the event that Senior Lender does not dispose of the Property in a bona fide unrelated third party transaction, Senior Lender shall be deemed to have disposed of the Property at the Appraised Value.  For purposes of this Agreement the term "Appraised Value" shall mean the value of the Property as determined by an appraiser that is mutually acceptable to both Senior Lender and Subordinate Lender.

6.           From and following the later of the closing of the transactions contemplated by the Transfer Agreement and the date that the Subordinate Loan Documents are recorded in the Office of the County Recorder in and for Clark County, Nevada (the "Release Date"), Borrower shall have no personal liability with respect to any of the obligations set forth in the Subordinate Loan Documents.

7.           Notwithstanding any provision herein to the contrary, the parties expressly agree that it shall be a condition to the effectiveness of this Agreement that: (a) Borrower, Senior Lender and each other party to the Transfer Agreement shall have executed and delivered the Transfer Agreement and is Amendment to Lender, and (b) the occurrence of the closing under the Transfer Agreement in accordance with each of the provisions of Section 3 of the Transfer Agreement.

8.           This Agreement shall inure to and be binding upon the successors and assigns of each of the parties hereto.

9.           Time is of the essence with respect to every term and provision hereof.  A waiver of one default hereunder shall not constitute a waiver of any other.

10.           No remedy or election hereunder shall be deemed exclusive and, whenever possible, all remedies hereunder shall be cumulative with all other remedies, whether available at law or in equity.

11.           In the event of any action or proceedings brought by either party against the other under this Agreement, the prevailing party to such action shall be entitled to recover its reasonable expenses and attorneys’ fees incurred in such action or proceeding.

12.           This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any prior representations or agreements, oral, or written, with respect thereto.  Any amendment to this Agreement must be in writing and signed by the party to be charged with the obligations set forth in such amendment.

13.           This Agreement shall be governed by, and construed under, the laws of the State of Nevada, except to the extent preempted by federal law.

14.           If any portion of any provision of this Agreement is declared by a court of competent jurisdiction to be invalid, illegal or unenforceable as written, the remaining portion thereof shall be enforce to the extent it is valid, legal and enforceable.  In any event, the invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of the other provisions of this Agreement.

15.           Each person signing on behalf of each party hereby represents that they are duly authorized agents of the respective Party and that they have the full authority to bind such party to the terms of this Agreement by signing below.

16.           By signing this Agreement, Subordinate Lender and Senior Lender hereby appoint each other as their respective attorneys-in-fact for purposes of filing a memorandum of this Agreement in the Office of the County Recorder in and for Clark County, Nevada and, upon one party’s request to the other, the other party shall execute such documents, which may, at the discretion of the requesting party, be in recordable form, and take such further action as may be necessary from time to time to carry out the intent of this Agreement.

[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written.

SENIOR LENDER

ASI CAPITAL CORPORATION,
a Nevada corporation

By:  /s/ ERIC POLIS
        Eric Polis, Secretary/Treasurer

SUBORDINATE LENDER

DAVRIC CORPORATION,
a Nevada corporation

By:  /s/ JERRY POLIS
        Jerry Polis, President

BORROWER

VILLAGE AT LONE MOUNTAIN, LLC,
a Nevada limited-liability company

By:    Integrity Partners, LLC,
a Nevada limited-liability company

          By:  /s/ LEVI PARKER
    Levi Parker, Manager

INTEGRITY PARTNERS, LLC,
a Nevada limited-liability company

By:  /s/ LEVI PARKER
       Levi Parker, Manager

DESTINED TO INVESTIN, LLC,
a Nevada limited-liability company

By:  /s/ LEVI PARKER
       Levi Parker, Manager

Exhibit A – Legal Description
Exhibit B – Subordinate Loan Documents